Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Synerteck Incorporated. (the "Company") on Form 10-SB including financial statements for the twelve-month periods ending December 31, 2002 and December 31, 2003 and the three-month period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Reports"), I, Clayton B. Barlow, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Periodic Reports fully comply with the requirements of the Securities Exchange Act of 1934; and

         (2) The information contained in the Periodic Reports fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 27, 2004
                                By       /s/ Clayton B. Barlow
                                 -----------------------------------------------
                                        Clayton B. Barlow
                                        Chief Executive Officer